UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

Paychex, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-11330	16-1124166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

911 Panorama Trail South
Rochester, New York		14625-2396
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (585) 385-6666

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2026 Annual Meeting of Stockholders of Paychex, Inc. (the “Company”) was held on October 15, 2026, via live webcast, for the following purposes: (i) to elect the ten (10) director nominees named in the Company’s Proxy Statement to serve as members of the Board of Directors of the Company for a one-year term and until their respective successors are elected and qualified; (ii) to hold a non-binding advisory vote on the compensation of the Company’s named executive officers; (iii) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2027, and (iv) to vote on a stockholder proposal regarding an attainable stockholder right to call a special meeting.

There were present at the Annual Meeting, either in person or by proxy, holders of 324,320,880 shares of common stock entitled to vote.

Results of stockholder voting are as follows:

Proposal 1: Election of Directors

Each of the 10 nominees for director was duly elected, with votes as follows:

	For	Against	Abstain	Broker Non-Votes
Martin Mucci	283,224,003	7,294,315	357,700	33,444,862
Thomas F. Bonadio	286,780,074	3,870,562	225,382	33,444,862
Joseph G. Doody	273,598,550	16,663,752	613,716	33,444,862
John B. Gibson	287,949,503	2,628,882	297,633	33,444,862
J. Michael Hansen	287,077,060	3,560,234	238,724	33,444,862
Pamela A. Joseph	267,822,454	22,743,001	310,563	33,444,862
Theresa M. Payton	288,366,587	2,285,362	224,069	33,444,862
Kevin A. Price	278,884,599	11,225,643	765,776	33,444,862
Joseph M. Tucci	274,463,999	15,785,926	626,093	33,444,862
Joseph M. Velli	284,012,383	6,624,478	239,157	33,444,862

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

The non-binding advisory vote on the compensation of the Company’s named executive officers was approved, with votes as follows:

For	Against	Abstain	Broker Non-Votes
281,426,667	8,734,702	714,649	33,444,862

Proposal 3: Ratification of Selection of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2027 was ratified, with votes as follows:

For	Against	Abstain
321,717,754	2,376,672	226,454

Proposal 4: Shareholder Proposal Regarding an Attainable Shareholder Right to Call a Special Meeting

The stockholder proposal regarding an attainable stockholder right to call a special meeting was not approved, with votes as follows:

For	Against	Abstain	Broker Non-Votes
142,899,210	146,541,000	1,435,808	33,444,862

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCHEX, INC.
Date:	October 16, 2026	By:	s/ Todd K. Card
Todd K. Card Deputy General Counsel, Interim Chief Legal Officer